SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 24, 2003

                       PROVIDENT FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                       1-31566                  42-1547151
----------------------------      ---------------------      -------------------
(State or other jurisdiction      (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)



830 Bergen Avenue, Jersey City, New Jersey                        07306-4599
------------------------------------------                   -------------------
 (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:  (201) 333-1000


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.     Other Events and Regulation FD Disclosure.

     On April 24, 2003, Provident Financial Services, Inc. (the "Company") issued a press release regarding the Company's 2003 Annual Meeting of Stockholders. A copy of the press release is attached as Exhibit 99 to this report.


Item 7.     Financial Statements and Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

            Exhibit No.                 Description
            -----------                 -----------
                99                      Press release dated April 24, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                   PROVIDENT FINANCIAL SERVICES, INC.



DATE:  April 24, 2003              By:  /s/ Paul M. Pantozzi
                                        ----------------------------------------
                                        Paul M. Pantozzi
                                        Chairman, Chief Executive Officer and
                                        President

                                   EXHIBIT 99

               PRESS RELEASE OF PROVIDENT FINANCIAL SERVICES, INC.